                                                                    Exhibit 10.2

          THIS FORM OF AWARD AGREEMENT IS PART OF A PROSPECTUS COVERING
        SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF
                                      1933

                                    DSW INC.
                           2005 EQUITY INCENTIVE PLAN

                        FORM OF NONQUALIFIED STOCK OPTION
                                 AWARD AGREEMENT
                         GRANTED TO ________ ON ________

DSW Inc. ("Company") and its shareholders believe that their business interests are best served by extending to you an opportunity to earn additional compensation based on the growth of the Company's business. To this end, the Company and its shareholders adopted the DSW Inc. 2005 Equity Incentive Plan ("Plan") as a means through which you may share in the Company's success. If you satisfy the conditions described in this Agreement (and the Plan), your Award will mature into an opportunity to buy common shares of the Company.

This Award Agreement describes many features of your Award and the conditions you must meet before you may receive the value associated with your Award. To ensure you fully understand these terms and conditions, please complete these steps:

     - Read the Plan and the Plan's Prospectus carefully to ensure you understand how the Plan works;

     - Read this Award Agreement carefully to ensure you understand what you must do to earn your Award; and

     - Contact DSW's Vice President, Human Resources at (614) 238-5781 if you have any questions about your Award.

Also, NO LATER THAN ________________, please return a signed copy of this Award Agreement to:

          Katie Maurer
          Vice President, Human Resources
          DSW
          4150 East Fifth Avenue
          Columbus, Ohio 43219

If a signed Award Agreement is not received by the due date, your Award will be revoked automatically as of the Grant Date and you will not be entitled to receive any amount on account of the retroactively revoked Award.

Section 409A of the Internal Revenue Code ("Section 409A") imposes substantial penalties on persons who receive some forms of deferred compensation (see the Plan's Prospectus for more information about these penalties). Your Award has been designed to avoid these penalties. However, because the Internal Revenue Service has not yet issued rules fully defining the effect of Section 409A, it may be necessary to revise your Award Agreement if you are to avoid these


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

penalties. As a condition of accepting this Award, you must agree to accept those revisions, without any further consideration, even if those revisions change the terms of your Award and reduce its value or potential value.

                              NATURE OF YOUR AWARD

You have been granted Nonqualified Stock Options ("NQSOs") which you may exercise to purchase common shares of the Company but only if you satisfy the conditions described in this Award Agreement and pay the Exercise Price specified below. Federal income tax rules apply to NQSOs. These and other conditions affecting your NQSOs are described in this Award Agreement, the Plan and the Plan's Prospectus, all of which you should read carefully.

NO LATER THAN ____________________, you must return a signed copy of this Award Agreement to:

          Katie Maurer
          Vice President, Human Resources
          DSW
          4150 East Fifth Avenue
          Columbus, Ohio 43219

Your Award will be revoked automatically as of the Grant Date if a signed Award Agreement is not received by the due date.

GRANT DATE: Your NQSOs were issued on ______________.

This is the date you begin to earn the right to buy common shares of the Company through your NQSOs.

NUMBER OF NQSOS:  You have been granted ______ NQSOs.

You may buy one common share of the Company for each NQSO granted but only if you meet the conditions described in this Award Agreement and in the Plan.

            WHEN YOU MAY EXERCISE YOUR AWARD AND WHEN IT WILL EXPIRE

NORMAL VESTING DATE: You may begin to exercise your NQSOs when they vest. Your NQSOs will vest in 20% increments (and may be exercised) if you are actively employed on the anniversary each year of your original grant date. Your grant will be 100% vested on ____________. This does not mean that you must exercise all your NQSOs on this date; this is merely the first date that you may do so. However, your NQSOs will expire unless they are exercised before ____________, the Expiration Date.

HOW YOUR NQSOS MIGHT VEST (AND BE EXERCISABLE) EARLIER THAN THE NORMAL VESTING
DATE: Regardless of the normal vesting schedule just given, your NQSOs will be vested (and may be exercised) if, before the Normal Vesting Date:

     - Your employment terminates because of death, disability (as defined in the Plan) or retirement (i.e., you terminate after reaching age 65 and completing at least five years of employment); or

     -    There is a Change in Control (as defined in the Plan).

HOW YOUR NQSOS MAY BE FORFEITED: You will forfeit your unvested NQSOs if, before the Normal Vesting Date and before a Change in Control, you terminate employment voluntarily or if you are involuntarily terminated by the Company for any reason before the Normal Vesting Date (and you are not then disabled or eligible for retirement).

Also, you will forfeit your NQSOs if:

     -    You materially fail to substantially perform your position or duties;

     - You engage in illegal or grossly negligent conduct that is materially injurious to the Company or any Related Entity (as defined in the Plan);

     - You materially violate any law or regulation governing the Company or any Related Entity;

     - You commit a material act of fraud or dishonesty which has had or is likely to have a material adverse effect upon the Company's (or any Related Entity's) operations or financial conditions;

     - You materially breach the terms of any other agreement (including any employment agreement) with the Company or any Related Entity; or

     -    You breach any term of the Plan or this Award Agreement.

Also, if you terminate your employment (or your employment is terminated) for any reason other than those just listed (including death, disability and retirement) and the Company subsequently discovers that you actively concealed an act, event or failure that is within those just listed and the Company could not have discovered that act, event or failure through reasonable diligence before your termination, you will be required to repay to the Company the full value you received under this Award.

                              EXERCISING YOUR AWARD

There are specific procedures you must follow to exercise an NQSO; you must follow these procedures in order for your exercise to be completed.

When you buy a common share of the Company by exercising an NQSO, the option exercised is cancelled and no more shares may be bought through the cancelled option.

EXPIRATION DATE: Normally, your NQSOs will expire on (and may not be exercised after) ____________. However, there are other limits on how long you have to exercise your NQSOs after you terminate employment. Under these rules:

     - If you terminate employment because of death, disability or retirement, you (or your Beneficiary) may exercise your vested NQSOs for one year after your termination, but not later than ____________;

     - If you are terminated for cause (as defined in the Plan), all of your NQSOs are forfeited and may not be exercised; or

     - If you terminate for any other reason, you may exercise your NQSOs for three months after your termination, but not later than ____________.

If you do not exercise your NQSOs before these dates, they will expire and may not be exercised at a later date.

EXERCISE PRICE: Your purchase is $______ for each common share of the Company you buy when you exercise an NQSO.

MINIMUM NUMBER OF NQSOS THAT YOU MAY EXERCISE: The smallest number of NQSOs that you may exercise at any one time is 100 or, if fewer, the total number of your outstanding vested NQSOs.

Also, you may not exercise any NQSO to buy a fractional common share of the Company; an NQSO to purchase a fractional share will be converted to an NQSO to purchase a whole share.

PROCEDURES FOR EXERCISING YOUR NQSOS: To exercise an NQSO, you must:

     - Complete a copy of the Nonqualified Stock Option Exercise Notice attached to this Award Agreement (additional copies are available from DSW's Vice President, Human Resources at (614) 238-5781 or at the address given below); and

     -    Pay the Exercise Price (i.e., $_____) for each NQSO being exercised.

This must be done before ___________, when your NQSOs expire (see section titled "When You May Exercise Your Award and When It Will Expire" above).

You may pay the Exercise Price in one of three ways. These are:

     - By check in the amount of the Exercise Price ($_____) multiplied by the number of NQSOs being exercised. This check must be made payable to "DSW Inc." In this case, and as soon as administratively practicable, the Company will issue you a number of shares equal to the number of NQSOs you are exercising.

     - Through a cashless exercise. In this case, the difference between the fair market value of the shares subject to the NQSO being exercised will be applied to pay the Exercise Price. If you elect this alternative, you will not have to spend any cash to exercise your NQSOs but you will receive fewer shares than if you pay the Exercise Price in cash.

     - Through an attestation process, which is available only if you have owned other common shares of the Company for at least six months before the NQSOs are exercised. In this case, the fair market value of your other shares will be applied to pay the Exercise Price. If you elect this alternative, you will not have to spend any cash to exercise your NQSOs but you also will receive fewer shares than if you pay the Exercise Price in cash.

It is impossible now to calculate the effect of a cashless exercise or the attestation process on the number of shares you will receive when your NQSOs are exercised. If you intend to use either the cashless exercise or attestation process to exercise your NQSOs, you must contact DSW's Vice President, Human Resources when you complete the Nonqualified Stock Option Exercise Notice to be sure you understand the effect of these forms of exercise.

                        OTHER RULES AFFECTING YOUR AWARD

RIGHTS BEFORE EXERCISE: Until you exercise your NQSOs, you may not exercise any voting rights associated with the shares underlying your NQSOs. Nor will you be entitled to receive any dividends with respect to those shares.

BENEFICIARY DESIGNATION: You may name a Beneficiary or Beneficiaries to exercise any vested NQSOs that are unexercised when you die. This may be done only on the attached Beneficiary Designation Form and by following the rules described in that form. If the Company does not have an effective Beneficiary designation on file, your Beneficiary will be automatically your surviving spouse or, if you do not have a surviving spouse, your estate.

TAX WITHHOLDING: Income taxes must be withheld on the difference between the Exercise Price and the value of each share of stock you purchase when your exercise an NQSO (see the Plan's Prospectus for a discussion of the tax treatment of your Award). These taxes may be paid in one of several ways. They are:

     - The Company may withhold this amount from other amounts owed to you (e.g., from your salary).

     - You may pay these taxes by giving the Company a check (payable to "DSW Inc.") in an amount equal to the taxes that must be withheld.

     - By having the Company withhold a portion of the shares that you otherwise would receive on the exercise date. The number of shares withheld will have a fair market value equal to the taxes that must be withheld.

     - You may give the Company other shares of Company stock (that you have owned for at least six months) with a value equal to the taxes that must be withheld.

You choose the approach you prefer, based on approval by the Company.

If you do not choose a method of paying these taxes within 30 days of the exercise date, the Company will automatically withhold a portion of the shares that otherwise would be distributed. The number of shares withheld will have a fair market value equal to the taxes that must be withheld and the balance of the shares will be distributed to you.

TRANSFERRING YOUR NQSOS: Normally, your NQSOs may not be transferred to another person. However, you may complete a Beneficiary Designation Form to name the person who may exercise your NQSOs in the event of your death. Also, the Committee may allow you to place your NQSOs into a trust established for your benefit or for the benefit of your family. Contact DSW's Vice President, Human Resources at (614) 238-5781 or at the address given below if you are interested in doing this.

GOVERNING LAW: This Award Agreement will be construed in accordance with and governed by the laws of the United States and of the State of Ohio (other than laws governing conflicts of laws).

[NON - COMPETITION: In consideration of receiving this Award, you agree for one year after terminating employment with the Company or any related entity, not directly or indirectly, to accept employment with, act as a consultant to, or otherwise perform services that are substantially the same or similiar to those for which you were compensated by the Company or any Related Entity (this comparison will be based on job-related functions and responsibilities and not on job title) for any business that directly competes with the Company's business, which is understood to be the sale of off-price and discount merchandise, including discount and off-price shoes and accessories. Illustrations of businesses that compete with the Company's business include:
The TJX Companies, Inc. (T.J. Max; Marshall's; HomeGoods; A.J. Wright; Marmaxx; Winners); Shoe Carnival; MJM Designer Shoes; Ross Stores, Inc.; Payless ShoeSource; Off-Broadway Shoes; Famous Footwear; Footstar; Big Lots Stores, Inc.; and Burlington Coat Factory Warehouse Corporation and any of its affiliates. This restriction applies to any parent, division, affiliate, newly-formed or purchased business(es) and/or successor of a business that competes with the Companys business.] [This paragraph is included in all Nonqualified Stock Option Award Agreements covering grants of 1,000 or more stock options].

SOLICITATION OF EMPLOYEES: In consideration of receiving this Award, you agree that during your employment, and for one year after terminating employment with the Company or any Related Entity [1] not, directly or indirectly, to recruit, solicit any employee of the Company or any Related Entity to leave employment with the Company or any Related Entity, [2] not, directly or indirectly, to employ or seek to employ any employee of the Company or any Related Entity and [3] not to cause or induce the Company's or any Related Entity's competitors to solicit or employ any employee of the Company or any Related Entity.

SOLICITATION OF THIRD PARTIES: In consideration of receiving this Award, you agree that during your employment, and for one year after terminating employment with the Company or any Related Entity not, directly or indirectly, to recruit, solicit or otherwise induce or influence any customer, supplier, sales representative, lender, lessor, lessee or any other person having a business relationship with the Company or any Related Entity to discontinue or reduce the extent of that relationship except in the course of discharging your duties to the Company or any Related Entity and with the good faith objective of advancing the Company's or any Related Entity's business interests.

NON- DISPARAGEMENT: In consideration of receiving this Award, you and the Company (on its behalf and on behalf of each Related Entity) agree that neither will make any disparaging remarks about the other and you will not make any disparaging remarks about the Company's Chairman, Chief Executive Officer or any of the Related Entities' senior executives. However, this section will not preclude [1] any remarks that may be made by you pursuant to a lawfully-served subpoena or court order or that are required to discharge your duties to the Company or any Related Entity or [2] the Company from making (or eliciting from any person) disparaging remarks about you concerning any conduct that may lead to a termination for cause (as defined in the Plan) (including initiating an inquiry or investigation that may result in a termination for cause), but only to the extent reasonably necessary to investigate your conduct and to protect the Company's and the Related Entities' interests.

OTHER AGREEMENTS: Also, your NQSOs will be subject to the terms of any other written agreements between you and the Company.

ADJUSTMENTS TO NQSOS: Your Award will be adjusted, if appropriate, to reflect any change to the Company's capital structure (e.g., the number of your NQSOs and the Exercise Price will be adjusted to reflect a stock split).

OTHER RULES: Your NQSOs also are subject to more rules described in the Plan and in the Plan's Prospectus. You should read both these documents carefully to ensure you fully understand all the terms and conditions of this Award.

                           TAX TREATMENT OF YOUR AWARD

The federal income tax treatment of your NQSOs is discussed in the Plan's Prospectus.

                                      *****

You may contact DSW's Vice President, Human Resources at (614) 238-5781 or at the address given below if you have any questions about your Award or this Award Agreement.

                                      *****

                     YOUR ACKNOWLEDGMENT OF AWARD CONDITIONS

Note: You must sign and return a copy of this Award Agreement to DSW's Vice President, Human Resources at the address given below NO LATER THAN
_________________.

By signing below, I acknowledge and agree that:

     -    A copy of the Plan has been made available to me;

     -    I have received a copy of the Plan's Prospectus;

     - I understand and accept the conditions placed on my Awards and understand what I must do to earn and exercise my Award;

     - I will consent (in my own behalf and in behalf of my beneficiaries and without any further consideration) to any change to my Award or this Award Agreement to avoid paying penalties under Section 409A of the Internal Revenue Code, even if those changes affect the conditions of my Award and reduce its value or potential value; and

     - If I do not return a signed copy of this Award Agreement to the address shown below before ________________, my Award will be revoked automatically as of the date it was granted and I will not be entitled to receive any amount on account of the retroactively revoked Award.

--------------------


-------------------------------------
(signature)

Date signed:
             ------------------------

A signed copy of this form must be sent to the following address NO LATER THAN ______________________:

          Katie Maurer
          Vice President, Human Resources
          DSW
          4150 East Fifth Avenue
          Columbus, Ohio 43219

                                      *****

                      COMMITTEE'S ACKNOWLEDGMENT OF RECEIPT

A signed copy of this Award Agreement was received on ______________.


By:
    ---------------------------------

-------------------------------------

     _____ Has complied with the conditions imposed on the grant and the Award and the Award Agreement remains in effect; or

     _____ Has not complied with the conditions imposed on the grant and the Award and the Award Agreement is retroactively revoked as of the Grant Date because
     ___________________________________________________________________.
     describe deficiency

DSW Inc. 2005 Equity Incentive Plan Administrator


By:
    ---------------------------------
Date:
      -------------------------------

NOTE: Send a copy of this completed form to ______________ and keep a copy as part of the Plan's permanent records.

                                    DSW INC.
                           2005 EQUITY INCENTIVE PLAN

                    NONQUALIFIED STOCK OPTION EXERCISE NOTICE
 AFFECTING NONQUALIFIED STOCK OPTIONS ISSUED TO ____________________
                               ON _______________

Additional copies of this Nonqualified Stock Option Exercise Notice are available from DSW's Vice President, Human Resources at (614) 238-5781 or at the address given below.

Also, DSW's Vice President, Human Resources can answer any questions you have about completing this notice and exercising your NQSOs.

By completing this form and returning it to DSW's Vice President, Human Resources at the address given below, I elect to exercise the NQSOs described below:

NOTE: You must complete a separate Nonqualified Stock Option Exercise Notice each time you exercise NQSOs granted under each Award Agreement (e.g., if you are exercising 200 NQSOs granted January 1, 2006 and 100 NQSOs granted January 1, 2007 under a separate award agreement, you must complete two Nonqualified Stock Option Exercise Notices, one for each set of NQSOs being exercised).

AFFECTED OPTIONS: This exercise relates to the following NQSOs (fill in the blanks):

         GRANT DATE:  _______________

         NUMBER OF NQSOS BEING EXERCISED WITH THIS NOTICE: _____________________

NOTE: You may not exercise fewer than 100 NQSOs at any one time unless you have fewer than 100 NQSOs outstanding from this grant, in which case you may exercise all of the outstanding NQSOs from this grant.

EXERCISE PRICE:  The Exercise Price due is $__________________________________

NOTE: This amount must be the product of $_____ multiplied by the number of NQSOs being exercised.

PAYMENT OF EXERCISE PRICE: I have decided to pay the Exercise Price by (check one):

         ____  Personal check payable to "DSW Inc."

         ____  Through a cashless exercise.

         ____  Through the attestation process.

Note:

     - If you select the cash method of exercise, you must include payment with this notice.

         - If you select either the cashless or attestation form of paying the Exercise Price, you should contact DSW's Vice President, Human Resources at (614) 238-5781 or at the address given below to be sure you understand how your choice of payment will affect the number of common shares of the Company you will receive.

                   YOUR ACKNOWLEDGEMENT OF EFFECT OF EXERCISE

By signing below, I acknowledge and agree that:

         - I fully understand the effect (including the investment effect) of exercising my NQSOs and buying common shares of the Company and understand that there is no guarantee that the value of these shares will appreciate or will not depreciate;

         - This election will have no effect if it is not returned to DSW's Vice President, Human Resources at the address given below before they expire (as described in the Award Agreement under which these NQSOs were issued); and

         - The common shares of the Company I am buying by filing this form will be issued to me as soon as administratively practicable.



____________________


___________________________________________
(signature)

Date signed: ________________________________

A signed copy of this Nonqualified Stock Option Exercise Notice must be sent to the following address no later than _______________.

                  Katie Maurer
                  Vice President, Human Resources
                  DSW
                  4150 East Fifth Avenue
                  Columbus, Ohio 43219

                                      *****

                           ACKNOWLEDGEMENT OF RECEIPT

A signed copy of this Nonqualified Stock Option Exercise Notice was received on:
_______________________*

___________________

____________________________________


Name (please print)
         _____   Has effectively exercised the NQSOs described in this notice;
                 or

         _____ Has not effectively exercised the NQSOs described in this notice because

         __________________________________________________________________
         describe deficiency

DSW Inc. 2005 Equity Incentive Plan Administrator

By:      __________________________________

Date:    __________________________________

Note: Keep a copy of this form as part of the Plan's permanent records.

                                    DSW INC.
                           2005 EQUITY INCENTIVE PLAN
                          BENEFICIARY DESIGNATION FORM

 RELATING TO STOCK OPTION AWARD ISSUED TO ____________________
                               ON _______________

                      INSTRUCTIONS FOR COMPLETING THIS FORM

You may use this form [1] to name the person you want to receive any amount due after your death under the terms of the Award described above or [2] to change the person who will receive these benefits.

There are several things you should know before you complete this form.

FIRST, if you do not elect another Beneficiary, any death benefit amount due to you under the Plan will automatically be paid to your surviving spouse or, if you have no surviving spouse, to your estate.

SECOND, your election will not be effective (and will not be implemented) unless you sign this form.

THIRD, your election will be effective only if and when this form is completed properly and returned to DSW's Vice President, Human Resources.

FOURTH, all elections will remain in effect until they are changed (or until all death benefits are paid).

FIFTH, if you designate your spouse as your Beneficiary but are subsequently divorced from that person (or your marriage is annulled), your Beneficiary designation will be revoked automatically.

SIXTH, if you have any questions about this form or if you need additional copies of this form, please contact DSW's Vice President, Human Resources at
(614) 238-5781 or at the address given below.

                         1.00 DESIGNATION OF BENEFICIARY

1.01     PRIMARY BENEFICIARY:

     I designate the following persons as my Primary Beneficiary or Beneficiaries to exercise any rights due after my death under the terms of the Award Agreement described at the top of this form. These rights will be allocated, in the proportion specified, to:

         ______% to _______________________________________________________
                       (Name)                                (Relationship)

         Address: _________________________________________________________

         ______% to _______________________________________________________
                       (Name)                                (Relationship)

         Address: _________________________________________________________

         ______% to _______________________________________________________
                       (Name)                                (Relationship)

         Address: _________________________________________________________

         ______% to _______________________________________________________
                       (Name)                                (Relationship)

         Address: _________________________________________________________

1.02     CONTINGENT BENEFICIARY

IF ONE OR MORE OF MY PRIMARY BENEFICIARIES DIES BEFORE I DIE, I DIRECT THAT any rights available after my death under the terms of the Award Agreement described at the top of this form:

         _____ Be allocated to my other named Primary Beneficiaries in proportion to the allocation given above (ignoring the interest allocated to the deceased Primary Beneficiary); or

         _____ Be allocated among the following Contingent Beneficiaries.

         ______% to _______________________________________________________
                       (Name)                                (Relationship)

         Address: _________________________________________________________

         ______% to _______________________________________________________
                       (Name)                                (Relationship)

         Address: _________________________________________________________

         ______% to _______________________________________________________
                       (Name)                                (Relationship)

         Address: _________________________________________________________

         ______% to _______________________________________________________
                       (Name)                                (Relationship)

         Address: _________________________________________________________

ELECTIONS MADE ON THIS FORM WILL BE EFFECTIVE ONLY AFTER THIS FORM IS RECEIVED BY DSW'S VICE PRESIDENT, HUMAN RESOURCES AND ONLY IF IT IS FULLY AND PROPERLY COMPLETED AND SIGNED.

Name: ____________________

Soc. Sec. No.: ____________________________________________________________

Date of Birth: ____________________________________________________________

Address: __________________________________________________________________

___________________________________________________________________________

Sign and return this form to DSW's Vice President, Human Resources at the address given below.

__________________________          ____________________________________
Date                                                 Signature

Return this signed form to DSW's Vice President, Human Resources at the following address:

                  Katie Maurer
                  Vice President, Human Resources
                  DSW
                  4150 East Fifth Avenue
                  Columbus, Ohio 43219

Received on: __________________

By: ______________________________________